Execution Version

AMENDMENT TO FACILITY AGREEMENT
EXECUTED by the parties hereto as of the 21st day of December, 2017.
AMONG:    KLONDEX MINES LTD., as Borrower
(the Borrower)

AND:	KLONDEX CANADA LTD., 0985472 B.C. LTO, KLONDEX HOLDINGS (USA) INC., KLONDEX MIDAS HOLDINGS LIMITED, KLONDEX MIDAS OPERATIONS INC. and KLONDEX GOLD & SILVER MINING COMPANY, as Guarantors
(collectively, the Guarantors and together with the Borrower, the Obligors, and each a Obligor)
AND:        INVESTEC BANK PLC, as Lender and Hedge Counterparty
(the Lender)
AND:        INVESTEC BANK PLC, as Security Agent
(the Security Agent)

WHEREAS the Obligors, the Lender and the Security Agent signatory thereto have entered into a Facility Agreement dated as of March 23, 2016 as amended October 14, 2016 (with an effective date of October 28, 2016) and further amended as of March 6, 2017 and March 31, 2017 (including all annexes, exhibits and schedules thereto, as well as all amendments, restatements or supplements to the date hereof, the Facility Agreement);
AND WHEREAS the parties hereto wish to increase the amounts available for draw under the secured revolving facility and further amend certain provisions of the Facility Agreement, as set out below (hereinafter this Amendment);
NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
ARTICLE 1 - INTERPRETATION
1.1 All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Facility Agreement (subject to any amendments to such terms herein).

1.2 This Amendment constitutes a Finance Document under the Facility Agreement.

ARTICLE 2 - AMENDMENTS

2.1 Section 1.1, the definition of "Commitment" is deleted in its entirety and replaced with the following:

"Commitment means the sum of (i) US$35,000,000 and (ii) the Additional Draw Amount, or as amended in accordance with clause 2.2 (Amendment to Commitment) and to the extent not cancelled, reduced or transferred under this Agreement."

2.2 Section 1.1, the definition of "Additional Draw Amount" shall be added in alphabetical order as follows:

"Additional Draw Amount means US$5,000,000."
2.3 A new Section 4.3 shall be added to the Facility Agreement as follows:

4.3     Further Condition Precedent Additional Draw Amount
The Lender will only be obliged to comply with clause 5.4 (Lender's obligation) if on the date of the Utilization Request and on the proposed Utilization Date with respect to the Additional Draw Amount the Lender has received evidence to its satisfaction, acting reasonably, that the all amounts owing under the Gold Purchase Agreement have been repaid and all security interests of Franco-Nevada in the Charged Property shall have been discharged.
2.4 As of the Amendment Effective Date, each of the following is hereby deleted in their entirety and replaced with the corresponding numbered Schedules attached hereto as Exhibit A:

(a)	Schedule 2 Requests;

(b)	Schedule 3 Form of Transfer Certificate;

(c)	Schedule 4 Form of Assignment Agreement;

(d)	Schedule 5 Form of Amendment Confirmation; and

(e)	Schedule 6 Form of Compliance Certificate.

2.5 Upon execution of this Amendment the Lender shall have received a fee payable by the Borrower equal to US $100,000 to the Lender.

ARTICLE 3 - CONDITIONS TO EFFECTIVENESS

3.1 This Amendment shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the Amendment Effective Date):

(a) the Obligors delivering to the Lender an electronic or facsimile executed copy (with subsequent delivery of originally executed copies) of this Amendment;

(b) the Obligors delivering to the Lender an electronic or facsimile executed copy (with subsequent delivery of originally executed copies) of a certificate, in form and substance satisfactory to the Lender, from a knowledgeable senior officer of each Obligor certifying in such person's official capacity (and not in an individual capacity and without personal liability) that, inter alia, immediately after, the Amendment Effective Date, (i) no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties in the Finance Documents are true and correct in all respects, except to the extent such representations and warranties specifically refer to an earlier date, in which case, they shall be true and correct in all respects as of such earlier date, and (iii) the Obligors on a consolidated basis are in pro forma compliance with the financial covenants set forth in Section 20 of the Facility Agreement (with calculations attached thereto);

(c) the Borrower delivering to the Security Agent updated UCC, PPSA and other searches and other evidence reasonably satisfactory to the Security Agent that the Transaction Security is the only Security over any of its assets, except Permitted Security;

(d) the Obligors delivering to the Lender a certificate of status or good standing (or other equivalent) for the jurisdiction of incorporation of each Obligor;

(e) the Lender shall have received executed copies of the documents and copies of all other deliverables set forth in this Amendment;

(f)	the Obligors delivering to the Lender an electronic or facsimile executed copy (with subsequent delivery of originally executed copies) of a customary legal written opinion of Bennett Jones LLP;

(g)	no event shall have occurred or circumstance exist that has, or could reasonably be expected to have, a Material Adverse Effect; and

(h)
the Borrowers and each other Obligor paying all accrued and unpaid fees and expenses of the Lender (including, without limitation, the fees and expenses of counsel and the fees set out in the Fee Letter) in connection with the negotiation, preparation and execution of this Amendment and the consummation of the transactions contemplated hereby.

Article 4 - MISCELLANEOUS

4.1 Each of the Obligors (i) reaffirms its obligations under the Facility Agreement and the other Finance Document to which it is a party, and (ii) agrees that the Facility Agreement and the other Finance Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.

4.2 Each of the Obligors hereby (i) consents to and approves the execution and delivery of this Amendment, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Obligor under any guarantee granted by it in favour of the Lender (the Guarantee) and that such obligations would not be limited or diminished in any manner even if such Obligor had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of such Obligor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantee and the other Finance Documents to which it is a party, and (v) agrees that the Guarantee and the other Finance Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

4.3 Nothing contained in this Amendment or any other communication between the Lender and any other Obligor shall be a waiver of any other present or future violation, Default or Event of Default under the Facility Agreement or any other Finance Document (collectively, Violations). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Lender's right at any time to exercise any right, privilege or remedy in connection with the Facility Agreement or any other Finance Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect to the non-conformity to any representation, warranty or covenant contained in any Finance Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Facility Agreement or any other Finance Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of any of the Obligors under the Finance Documents or any right, privilege or remedy of the Lender under the Facility Agreement or any other Finance Document or any other contract or instrument with respect to Violations. Nothing in this Amendment shall be construed to be a consent by the Lender to any Violations.

4.4 Save as expressly set forth in this Amendment, all other terms and conditions of the Facility Agreement remain in full force and effect. All other Finance Documents remain in full force and effect.

4.5 Except to the limited extent set forth herein, no additional amendment in respect of any other term, condition, covenant, agreement or any other aspect of the Facility Agreement is intended or implied.

4.6 The Obligors, shall from time to time, do all acts and things and execute and deliver all agreements as the Lender may reasonably require for enabling the Lender to obtain the full benefits of this acknowledgment and confirmation.

4.7 This Amendment shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

4.8 This Amendment may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[signature pages follow]

The parties have executed this Amendment as of the date first above written:
BORROWER:

KLONDEX MINES LTD.
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Chief Financial Officer

[Signature Page to Amendment to Facility Agreement]

GUARANTORS:

KLONDEX CANADA LTD.
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer and Secretary

0985472 B.C. LTD
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer and Secretary

KLONDEX HOLDINGS (USA) INC.
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer

KLONDEX MIDAS HOLDINGS LIMITED
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer

KLONDEX MIDAS OPERATIONS INC.
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer

KLONDEX GOLD & SILVER MINING COMPANY
Per:	/s/ Barry Dahl
Name:Barry Dahl Title:Treasurer

[Signature Page to Amendment to Facility Agreement]

FINANCE PARTIES:

INVESTEC BANK PLC, as Lender and Hedge Counterparty
Per:	/s/ Guy Stringer
Name:Guy Stringer Title:Authorised Signatory
Per:	/s/ Steven Cowland
Name:Steven Cowland Title:Authorised Signatory

INVESTEC BANK PLC, as Security Agent
Per:	/s/ Guy Stringer
Name:Guy Stringer Title:Authorised Signatory
Per:	/s/ Steve Cowland
Name:Steven Cowland Title:Authorised Signatory

EXHIBIT A
See attached.

Schedule 2
Requests

Part I
Utilization Request

From:    Klondex Mines Ltd
To:    [Lender]
Dated:
Dear Sirs
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.	We refer to the Agreement. This is a Utilization Request. Terms defined in the Agreement have the same meaning in this Utilization Request unless given a different meaning in this Utilization Request.

2.	We wish to borrow a Loan on the following terms:

Proposed Utilization Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Currency of Loan:	[ ]

Amount:	[ ] or, if less, the Available Commitment

Interest Period:	[ ]

3.	We confirm that each condition specified in clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilization Request.

4.	[This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan.] [The proceeds of this Loan should be credited to [account].]

5.	This Utilization Request is irrevocable.

Yours faithfully
…………………………………..
authorised signatory for
Klondex Mines Ltd

Part II
Extension Request

From:    Klondex Mines Ltd

To:    [Lender]
Dated:
Dear Sirs
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.	We refer to the Agreement. This is an Extension Request. Terms defined in the Agreement have the same meaning in this Extension Request unless given a different meaning in this Extension Request.

2.	We hereby request pursuant to clause 6.2 (Extension option) to extend the Original Final by a further 12 month period to _______________.

3.	We confirm that no Default is continuing or would result from this Extension Request.

4.	This Extension Request is irrevocable.

Yours faithfully
…………………………………..
authorised signatory for
Klondex Mines Ltd

Part III
Amendment Request

From:    Klondex Mines Ltd
To:    [Lender]
Dated:
Dear Sirs
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.	We refer to the Agreement. This is an Amendment Request. Terms defined in the Agreement have the same meaning in this Amendment Request unless given a different meaning in this Amendment Request.

2.	We hereby request pursuant to clause 2.2(a) (Amendment to Commitment) that the Commitment be amended to US$[ ].

3.	We confirm that no Default is continuing or would result from this Amendment Request.

4.	This Amendment Request is irrevocable.

Yours faithfully
…………………………………..
authorised signatory for
Klondex Mines Ltd

Schedule 3
Form of Transfer Certificate

To:    Investec Bank PLC
From:    [The New Lender] (the New Lender)
Dated:
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.
We refer to the Facility Agreement and to the Intercreditor Agreement (as defined in the Facility Agreement). This agreement (the Agreement) shall take effect as a Transfer Certificate for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to clause 23.4 (Procedure for transfer):

a.
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with clause 23.4 (Procedure for transfer), all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the Schedule.

b.	The proposed Transfer Date is [ ].

c.	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 28.2 (Addresses) are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of clause 23.3 (Limitation of responsibility of Existing Lender).

4.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

5.
This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

6.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments.]

[Existing Lender] By:	[New Lender] By:

This Agreement is accepted as a Transfer Certificate for the purposes of the Facility Agreement by the Lender, the Security Agent, and the Transfer Date is confirmed as [ ].

By:

Schedule 4
Form of Assignment Agreement

From:    [the New Lender] (the New Lender)
To:     [the Existing Lender] (the Existing Lender)
Dated:
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.
We refer to the Facility Agreement and to the Intercreditor Agreement (as defined in the Facility Agreement). This is an Assignment Agreement. This agreement (the Agreement) shall take effect as an Assignment Agreement for the purpose of the Facility Agreement and as a Creditor/Creditor Representative Accession Undertaking for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement). Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to clause 23.5 (Procedure for assignment):

a.
The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents and in respect of the Transaction Security which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the Schedule.

b.
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement specified in the Schedule.

c.	The New Lender becomes a Party as the Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3.	The proposed Transfer Date is [ ].

4.	On the Transfer Date the New Lender becomes Party to the Finance Documents as the Lender.

5.	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 28.2 (Addresses) are set out in the Schedule.

6.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of clause 23.3 (Limitation of responsibility of Existing Lender).

7.
This Assignment Agreement acts as notice to the Lender (on behalf of each Finance Party) and, upon delivery in accordance with clause 23.6 (Copy of Transfer Certificate, Assignment Agreement or Amendment Confirmation to Borrower), to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

9.
This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

10.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

THE SCHEDULE
Rights to be assigned and obligations to be released and undertaken
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments.]
[Existing Lender]                        [New Lender]
By:                                By:
This Agreement is accepted as an Assignment Agreement for the purposes of the Facility Agreement by the Lender, the Security Agent, and the Transfer Date is confirmed as [ ].
Signature of this Assignment Agreement by the Lender constitutes confirmation by the Lender of receipt of notice of the assignment referred to herein, which notice the Lender receives on behalf of each Finance Party.

Schedule 5
Form of Amendment Confirmation

To:    [Lender] and [Security Agent]
From:    [ ] as Borrower, for and on behalf of each Obligor
Dated:
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.
We refer to the Facility Agreement. This agreement (the Agreement) shall take effect as an Amendment Confirmation for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to [clause 2.2 (Amendment to Commitment)] of the Facility Agreement.

3.	The proposed date on which the amendment is to take effect (the Amendment Date) is [ ].

4.	On the Amendment Date, the Commitment shall be amended to be US$[ ].

5.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by the laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

7.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

THE SCHEDULE
Relevant Commitment/rights and obligations to be assumed by the Increase Lender
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments.]
[Increase Lender]
By:
This Agreement is accepted as an Amendment Confirmation for the purposes of the Facility Agreement by the Lender, the Security Agent and the Amendment Date is confirmed as [ ].
Lender:
By:

Security Agent:
By:

Schedule 6
Form of Compliance Certificate

To:    [ ] as Lender
From:    [Company]
Dated:
Dear Sirs
Klondex Mines Ltd - Up to US$40,000,000 Secured Revolving Facility dated [ ] 2016
(the Agreement)

1.
We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.	We confirm that: [Insert details of covenants to be certified]

3.	[We confirm that no Default is continuing.] 1*

Signed:        ……………                ……………
Director or Chief Financial Officer
of
[Borrower]

________________________________________

1* If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.